Dividends	12 Months Ended
Dec. 31, 2023
Dividends.
Dividends

20. Dividends

On March 16, 2021, a dividend in respect of the year ended December 31, 2020 of US$0.25 per ordinary share, in an aggregate amount of US$206,782 (RMB1,345,157), had been approved by the board of directors of the Company.

On March 15, 2022, a dividend in respect of the year ended December 31, 2021 of US$0.25 per ordinary share, in an aggregate amount of US$202,433 (RMB1,289,418), had been approved by the board of directors of the Company.

On March 14, 2023, a dividend in respect of the year ended December 31, 2022 of US$0.37 per ordinary share, in an aggregate amount of US$299,319 (RMB2,055,723), had been approved by the board of directors of the Company.

For the years ended December 31, 2021, 2022 and 2023, dividends of US$212,467 (RMB1,353,969), US$191,847 (RMB1,323,205) and US$291,907 (RMB2,072,509) were paid to shareholders of record as of designated record dates.